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                                                                    EXHIBIT 24.1

                           LIMITED POWER OF ATTORNEY
                            PARKER DRILLING COMPANY

     KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Parker Drilling Company, a Delaware corporation, does hereby make, constitute and appoint ROBERT L. PARKER JR. and JAMES J. DAVIS, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), for and on his behalf, and in his name and in his capacity or capacities as aforesaid, (i) a Registration Statement on Form S-3 with respect to a primary offering of Common Stock of Parker Drilling Company, (ii) a second Registration Statement on Form S-3 with respect to additional shares of such Common Stock pursuant to Rule 462 under the Act and (iii) any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1997.

                                                 /s/ ROBERT L. PARKER

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                                                     Robert L. Parker

                                               /s/ ROBERT L. PARKER JR.

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                                                   Robert L. Parker Jr.

                                                   /s/ JAMES W. LINN

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                                                      James W. Linn

                                               /s/ BERNARD DUROC-DANNER

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                                                   Bernard Duroc-Danner

                                                   /s/ DAVID L. FIST

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                                                      David L. Fist

                                                 /s/ EARNEST F. GLOYNA

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                                                    Earnest F. Gloyna

                                               /s/ R. RUDOLPH REINFRANK

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                                                   R. Rudolph Reinfrank

                                                  /s/ JAMES J. DAVIS

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                                                      James J. Davis